Exhibit 99.2

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS

(dollars in thousands, except per share data)

	Three	Three	Nine	Nine
	months	months	months	months
	ended	ended	ended	ended
	September 30,	September 30,	September 30,	September 30,
	2007	2006	2007	2006
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Operating revenue
Management fee revenue, net	$232,089	$231,388	$690,432	$688,723
Premiums earned	51,892	53,017	155,988	160,868
Service agreement revenue	7,470	7,410	22,186	21,508

Total operating revenue	291,451	291,815	868,606	871,099

Operating expenses
Cost of management operations	200,913	189,536	576,768	562,629
Losses and loss adjustment expenses incurred	30,766	32,573	92,789	101,261
Policy acquisition and other underwriting expenses	13,090	12,325	36,779	38,905

Total operating expenses	244,769	234,434	706,336	702,795

Investment income – unaffiliated
Investment income, net of expenses	12,233	12,215	40,350	41,818
Net realized gains (losses) on investments	3,438	(872)	7,550	(721)
Equity in earnings of limited partnerships	14,169	10,848	46,867	29,049

Total investment income – unaffiliated	29,840	22,191	94,767	70,146

Income before income taxes and equity in earnings of Erie Family Life Insurance Company	76,522	79,572	257,037	238,450
Provision for income taxes	23,669	27,421	79,767	82,513
Equity in earnings of Erie Family Life Insurance Company, net of tax	643	634	3,074	2,569

Net income	$53,496	$52,785	$180,344	$158,506

Net income per share:
Class A common stock – basic	$0.97	$0.91	$3.17	$2.67

Class A common stock – diluted	0.87	0.82	2.87	2.41

Class B common stock – basic and diluted	145.92	139.34	482.27	404.46

Weighted average shares outstanding:
Class A common stock – basic	55,183,547	57,873,922	56,727,315	59,179,328

Class A common stock – diluted	61,370,219	64,129,350	62,935,587	65,717,956

Class B common stock – basic and diluted	2,559	2,573	2,568	2,691

Dividends declared per share:
Class A common stock	$0.40	$0.36	$1.20	$1.08

Class B common stock	60.00	54.00	180.00	162.00

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS — SEGMENT BASIS

(amounts in thousands, except per share data)

	Three	Three	Nine	Nine
	months	months	months	months
	ended	ended	ended	ended
	September 30,	September 30,	September 30,	September 30,
	2007	2006	2007	2006
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Management Operations
Management fee revenue	$245,585	$244,739	$730,691	$728,778
Service agreement revenue	7,470	7,410	22,186	21,508

Total revenue from management operations	253,055	252,149	752,877	750,286
Cost of management operations	212,601	200,498	610,377	595,351

Income from management operations	40,454	51,651	142,500	154,935

Insurance Underwriting Operations
Premiums earned	51,892	53,017	155,988	160,868

Losses and loss adjustment expenses incurred	30,766	32,573	92,789	101,261
Policy acquisition and other underwriting expenses	14,898	14,714	43,429	46,238

Total losses and expenses	45,664	47,287	136,218	147,499

Underwriting income	6,228	5,730	19,770	13,369

Investment Operations
Investment income, net of expenses	12,233	12,215	40,350	41,818
Net realized gains (losses) on investments	3,438	(872)	7,550	(721)
Equity in earnings of limited partnerships	14,169	10,848	46,867	29,049
Equity in earnings of Erie Family Life Insurance Company	692	682	3,304	2,763

Net revenue from investment operations	30,532	22,873	98,071	72,909

Income before income taxes	77,214	80,254	260,341	241,213
Provision for income taxes	23,718	27,469	79,997	82,707

Net income	$53,496	$52,785	$180,344	$158,506

Net income per share – Class A basic	$0.97	$0.91	$3.17	$2.67

Net income per share – Class A diluted	0.87	0.82	2.87	2.41

Net income per share – Class B basic and diluted	145.92	139.34	482.27	404.46

Weighted average shares outstanding - Class A diluted	61,370	64,129	62,936	65,718

Amounts presented on a segment basis are gross of intercompany/intersegment items.

ERIE INDEMNITY COMPANY

RECONCILIATION OF OPERATING INCOME TO NET INCOME

Definition on Non-GAAP and Operating Measures

We believe that investors’ understanding of our performance is enhanced by the disclosure of the following non-GAAP financial measure. Our method of calculating this measure may differ from those used by other companies and therefore comparability may be limited.

Operating income is net income excluding realized capital gains and losses and related federal income taxes. Equity in earnings or losses of Erie Family Life Insurance Company and equity in earnings or losses of limited partnerships are not excluded from the calculation of operating income. Both of these categories include the respective investment’s realized capital gains and losses, as well as unrealized gains and losses, as these investments are accounted for under the equity method.

Net income is the GAAP measure that is most directly comparable to operating income.

We use operating income to evaluate the results of operations. It reveals trends in our management services, insurance underwriting and investment operations that may be obscured by the net effects of realized capital gains and losses. Realized capital gains and losses may vary significantly between periods and are generally driven by business decisions and economic developments such as capital market condition, the timing of which is unrelated to management services and the insurance underwriting processes. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our performance. We are aware that the price to earnings multiple commonly used by investors as a forward-looking valuation technique uses operating income as the denominator. Operating income should not be considered as a substitute for net income and does not reflect our overall profitability.

The following table reconciles operating income and net income for the periods ended September 30, 2007 and 2006:

	Three	Three	Nine	Nine
	months ended	months ended	months ended	months ended
	September 30,	September 30,	September 30,	September 30,
	2007	2006	2007	2006
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
(in thousands, except per share data)
Operating income	$51,261	$53,352	$175,436	$158,975
Net realized gains (losses) on investments	3,438	(872)	7,550	(721)
Income tax (expense) benefit on realized gains (losses)	(1,203)	305	(2,642)	252

Realized gains (losses), net of income taxes	2,235	(567)	4,908	(469)

Net income	$53,496	$52,785	$180,344	$158,506

	Three	Three	Nine	Nine
	months ended	months ended	months ended	months ended
	September 30,	September 30,	September 30,	September 30,
	2007	2006	2007	2006
Per Class A Share – Diluted	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Operating income	$0.84	$0.83	$2.79	$2.42
Net realized gains (losses) on investments	0.05	(0.01)	0.12	(0.01)
Income tax (expense) benefit on realized gains (losses)	(0.02)	0.00	(0.04)	0.00

Realized gains (losses), net of income taxes	0.03	(0.01)	0.08	(0.01)

Net income	$0.87	$0.82	$2.87	$2.41

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

(amounts in thousands, except per share data)

	September 30,	December 31,
	2007	2006
	(Unaudited)
ASSETS
Investments
Fixed maturities	$703,444	$836,738
Equity securities
Preferred stock	103,299	133,401
Common stock	121,240	117,246
Other invested assets	279,824	235,672

Total investments	1,207,807	1,323,057
Cash and cash equivalents	32,157	60,241
Equity in Erie Family Life Insurance Company	59,116	57,162
Premiums receivable from policyholders	260,720	247,187
Receivables from affiliates	1,176,013	1,220,058
Other assets	139,415	131,656

Total assets	$2,875,228	$3,039,361

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Unpaid losses and loss adjustment expenses	$1,015,083	$1,073,570
Unearned premiums	444,175	424,282
Other liabilities	369,729	379,661

Total liabilities	1,828,987	1,877,513
Total shareholders’ equity	1,046,241	1,161,848

Total liabilities and shareholders’ equity	$2,875,228	$3,039,361

Book value per share	$17.50	$18.17

Shares outstanding	59,782	63,952

ERIE INDEMNITY COMPANY
RECONCILIATION OF PROPERTY AND CASUALTY GROUP TO INDEMNITY RESULTS

	Three	Three	Nine	Nine
	months ended	months ended	months ended	months ended
	September 30,	September 30,	September 30,	September 30,
	2007	2006	2007	2006
(dollars in thousands)
Property and Casualty Group Insurance Underwriting Operations (SAP Basis)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Direct underwriting results
Direct written premium	$981,539	$980,762	$2,927,965	$2,942,536

Premiums earned	953,878	974,345	2,859,727	2,946,370

Loss and loss adjustment expenses incurred	547,077	584,069	1,662,200	1,810,231
Policy acquisition and other underwriting expenses	272,741	272,980	811,512	858,322

Total losses and expenses	819,818	857,049	2,473,712	2,668,553

Direct underwriting income	134,060	117,296	386,015	277,817

Nonaffiliated reinsurance underwriting results
Assumed voluntary-less ceded retrocessions	(3,342)	4,547	(6,892)	9,691
Assumed involuntary	(5,802)	(4,470)	16,477	2,601
Less: Ceded	5,824	7,949	20,482	17,560

Nonaffiliated reinsurance underwriting loss	(14,968)	(7,872)	(10,897)	(5,268)

Net Underwriting Income (SAP Basis)	$119,092	$109,424	$375,118	$272,549

Erie Indemnity Insurance Underwriting Operations (SAP to GAAP Basis)
Percent of pool assumed by the Indemnity Company	5.50%	5.50%	5.50%	5.50%

Indemnity preliminary underwriting income (SAP Basis)	$6,550	$6,018	$20,631	$14,990
Excess-of-loss changes to recoveries under the agreement	0	(307)	0	(845)
SAP to GAAP adjustments	(322)	19	(861)	(776)

Indemnity Underwriting Income before tax (GAAP Basis)	$6,228	$5,730	$19,770	$13,369

Property & Casualty Group (SAP Basis)
Net basis:
Loss and LAE ratio	58.6%	60.8%	58.8%	61.9%
Underwriting ratio	27.3	27.3	27.0	28.6
Policyholder dividends ratio	0.2	0.0	0.2	0.1

Statutory combined ratio	86.1	88.1	86.0	90.6

Adjusted combined ratio, excluding profit component	82.3	83.7	81.8	86.1

Direct business:
Loss ratio points from prior accident year reserve development – redundancy	(7.8)	(3.8)	(7.5)	(3.8)
Loss ratio points from prior accident years from salvage and subrogation recoveries collected	(1.0)	(0.9)	(2.0)	(1.9)

Total loss ratio points from prior accident years	(8.8)	(4.7)	(9.5)	(5.7)

Loss ratio points from catastrophes	3.4	1.6	2.0	3.6

Erie Indemnity Company
GAAP combined ratio	88.0	89.2	87.3	91.7
GAAP loss ratio points from catastrophes	3.4	1.6	2.0	3.7

SAP Basis represents statutory accounting principles as codified by the National Association of Insurance Commissioners (NAIC).

The selected financial data below is derived from the Erie Insurance Exchange’s financial statements prepared in accordance with Statutory Accounting Principles. In the opinion of management, all adjustments consisting only of normal recurring accruals, considered necessary for a fair presentation have been included. The financial data set forth below is only a summary.

	Three	Three	Nine	Nine
	months ended	months ended	months ended	months ended
	September 30,	September 30,	September 30,	September 30,
	2007	2006	2007	2006
(in thousands)
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Statutory Accounting Basis
Premiums earned	$899,455	$916,761	$2,702,322	$2,785,195
Losses, LAE and underwriting expenses	786,908	813,045	2,347,799	2,526,851

Net underwriting income	112,547	103,716	354,523	258,344

Total investment income	109,933	75,585	459,514	278,754

Income before income taxes	222,480	179,301	814,037	537,098
Federal income tax expense	101,778	49,825	284,297	170,450

Net income	$120,702	$129,476	$529,740	$366,648

	As of	As of
	September 30,	December 31,
	2007	2006
(in thousands)
Statutory Accounting Basis	(Unaudited)
Cash and invested assets	$9,045,313	$8,494,655
Other assets	1,110,488	1,021,489

Total assets	$10,155,801	$9,516,144

Loss, loss adjustment expense and
unearned premium reserves	$4,934,761	$4,993,365
Other liabilities	469,988	435,683

Total liabilities	5,404,749	5,429,048

Policyholders’ surplus	4,751,052	4,087,096

Total liabilities and policyholders’ surplus	$10,155,801	$9,516,144

Management fee revenue by major lines of business – Segment basis:

	Three months	Three months		Nine months	Nine months
	ended	ended		ended	ended
	September 30,	September 30,	%	September 30,	September 30,	%
	2007	2006	Change	2007	2006	Change
(in thousands)
Private passenger auto	$120,242	$118,355	1.6%	$347,611	$346,791	0.2%
Homeowners	51,589	50,278	2.6	140,248	137,491	2.0
Commercial multi-peril	25,491	25,587	-0.4	84,371	84,585	-0.3
Commercial auto	18,546	18,828	-1.5	61,463	61,936	-0.8
Workers’ compensation	17,462	18,339	-4.8	61,758	63,275	-2.4
All other lines of business	12,055	11,352	6.2	36,540	34,200	6.8

	245,385	242,739	1.1%	731,991	728,278	0.5%
Change in allowance for management fee returned on cancelled policies	200	2,000		(1,300)	500

Management fee revenue, net of allowance	$245,585	$244,739	0.3%	$730,691	$728,778	0.3%

Management fee rate	25.00%	24.75%		25.00%	24.75%

Growth rates of policies in force for Property and Casualty Group insurance operations by major lines of business:

	Private	12-mth.		12-mth.		12-mth.	Total	12-mth.
	Passenger	growth		growth	All Other	growth	Personal	growth
Date	Auto	rate	Homeowners	rate	Personal Lines	rate	Lines	rate
09/30/2005	1,651,629	(1.8)%	1,354,487	0.3%	285,134	2.3%	3,291,250	(0.6)%
12/31/2005	1,640,563	(1.8)	1,353,912	0.5	286,604	2.7	3,281,079	(0.5)
03/31/2006	1,636,048	(1.6)	1,356,885	1.0	289,964	3.6	3,282,897	(0.1)
06/30/2006	1,637,472	(1.3)	1,366,633	1.2	294,409	4.2	3,298,514	0.2
09/30/2006	1,636,947	(0.9)	1,373,763	1.4	298,361	4.6	3,309,071	0.5
12/31/2006	1,633,882	(0.4)	1,377,965	1.8	301,497	5.2	3,313,344	1.0
03/31/2007	1,635,714	0.0	1,384,856	2.1	305,591	5.4	3,326,161	1.3
06/30/2007	1,644,561	0.4	1,398,034	2.3	311,761	5.9	3,354,356	1.7
09/30/2007	1,649,801	0.8	1,408,114	2.5	316,786	6.2	3,374,701	2.0

		12-mth.	CML*	12-mth.		12-mth.		12-mth.	Total	12-mth.
	CML*	growth	Multi-	growth	Workers’	growth	All Other	growth	CML*	growth
Date	Auto	rate	Peril	rate	Comp.	rate	CML* Lines	rate	Lines	rate
09/30/2005	118,555	1.3%	212,939	1.4%	56,877	(5.0)%	90,074	2.4%	478,445	0.7%
12/31/2005	118,728	1.2	213,347	1.8	56,218	(4.6)	90,227	2.7	478,520	1.0
03/31/2006	118,587	1.0	214,461	2.3	55,254	(4.7)	90,301	2.8	478,603	1.2
06/30/2006	119,471	0.9	217,134	2.4	54,871	(4.4)	91,568	2.9	483,044	1.3
09/30/2006	119,555	0.8	217,763	2.3	54,379	(4.4)	92,687	2.9	484,384	1.2
12/31/2006	119,801	0.9	218,542	2.4	53,923	(4.1)	92,687	2.7	484,953	1.3
03/31/2007	119,907	1.1	219,300	2.3	53,498	(3.2)	92,857	2.8	485,562	1.5
06/30/2007	121,587	1.8	223,670	3.0	53,955	(1.7)	94,612	3.3	493,824	2.2
09/30/2007	122,154	2.2	226,302	3.9	54,341	(0.1)	96,167	3.8	498,964	3.0

		12-mth.
	Total All	growth
Date	Lines	rate
09/30/2005	3,769,695	(0.5)%
12/31/2005	3,759,599	(0.3)
03/31/2006	3,761,500	0.1
06/30/2006	3,781,558	0.4
09/30/2006	3,793,455	0.6
12/31/2006	3,798,297	1.0
03/31/2007	3,811,723	1.3
06/30/2007	3,848,180	1.8
09/30/2007	3,873,665	2.1

CML* = Commercial

Policy retention trends for Property and Casualty Group insurance operations by major lines of business:

	Private			CML*
	Passenger	CML*		Multi-	Workers’	All Other
Date	Auto	Auto	Homeowners	Peril	Comp.	Lines	Total All Lines
09/30/2005	89.9%	88.0%	88.0%	85.1%	86.0%	85.6%	88.4%
12/31/2005	90.0	87.9	88.2	85.4	86.2	86.0	88.6
03/31/2006	90.1	88.0	88.6	85.9	86.0	86.2	88.8
06/30/2006	90.3	87.7	88.9	85.9	85.9	86.5	89.0
09/30/2006	90.5	87.8	89.2	86.0	85.8	86.7	89.2
12/31/2006	90.8	87.7	89.4	86.0	85.7	87.1	89.5
03/31/2007	91.0	88.0	89.7	86.1	86.2	87.2	89.7
06/30/2007	91.1	88.1	89.9	86.0	86.3	87.6	89.9
09/30/2007	91.3	88.2	90.1	86.1	86.8	87.5	90.0

CML* = Commercial

Average premium per policy trends for Property and Casualty Group insurance operations by major lines of business:

	Private	12-mth.		12-mth.	All Other	12-mth.		12-mth.
	Passenger	percent		percent	Personal	percent	Total Personal	percent
Date	Auto	change	Homeowners	change	Lines	change	Lines	change
09/30/2005	$1,179	0.3%	$546	2.8%	$347	3.3%	$846	0.6%
12/31/2005	1,174	(1.3)	543	(0.5)	348	0.3	841	(1.6)
03/31/2006	1,161	(2.7)	539	(2.4)	349	0.6	832	(3.0)
06/30/2006	1,140	(3.9)	535	(2.6)	348	0.6	818	(3.9)
09/30/2006	1,122	(4.8)	530	(2.9)	348	0.3	806	(4.7)
12/31/2006	1,110	(5.5)	526	(3.1)	349	0.3	797	(5.2)
03/31/2007	1,100	(5.3)	524	(2.8)	349	0.0	791	(4.9)
06/30/2007	1,094	(4.0)	520	(2.8)	351	0.9	786	(3.9)
09/30/2007	1,093	(2.6)	519	(2.1)	352	1.1	783	(2.9)

		12-mth.		12-mth.		12-mth.	Total	12-mth.
		percent		percent	All Other	percent	CML*	percent
Date	CML* Auto	change	Workers’ Comp.	change	CML* Lines	change	Lines	change
09/30/2005	$2,789	0.8%	$6,104	8.2%	$1,694	1.2%	$2,490	1.9%
12/31/2005	2,781	(0.3)	6,212	6.7	1,705	(0.1)	2,501	0.6
03/31/2006	2,778	(0.8)	6,270	4.4	1,710	(0.6)	2,501	(0.5)
06/30/2006	2,730	(1.8)	6,143	0.7	1,676	(1.9)	2,444	(2.4)
09/30/2006	2,705	(3.0)	6,047	(0.9)	1,669	(1.5)	2,416	(3.0)
12/31/2006	2,687	(3.4)	5,985	(3.7)	1,657	(2.8)	2,393	(4.3)
03/31/2007	2,664	(4.1)	5,914	(5.7)	1,641	(4.0)	2,365	(5.4)
06/30/2007	2,627	(3.8)	5,901	(3.9)	1,616	(3.6)	2,333	(4.5)
09/30/2007	2,600	(3.9)	5,780	(4.4)	1,592	(4.6)	2,295	(5.0)

		12-mth.
	Total All	percent
Date	Lines	change
09/30/2005	$1,055	1.2%
12/31/2005	1,052	(0.8)
03/31/2006	1,044	(2.1)
06/30/2006	1,026	(3.3)
09/30/2006	1,011	(4.2)
12/31/2006	1,001	(4.8)
03/31/2007	991	(5.1)
06/30/2007	984	(4.1)
09/30/2007	978	(3.3)

CML* = Commercial

PROPERTY & CASUALTY GROUP ADJUSTED COMBINED RATIO BY
MAJOR LINES OF BUSINESS (SAP BASIS) – DIRECT BUSINESS

	Three Months Ended				Three Months Ended
	September 30, 2007				September 30, 2006
		Prior Year**		Current		Prior Year**		Current
		Reserve		Accident		Reserve		Accident
		Development		Year		Development		Year
	Calendar*	Deficiency	Catastrophe	Excluding	Calendar*	Deficiency	Catastrophe	Excluding
	Year	(Redundancy)	Losses	Catastrophes	Year	(Redundancy)	Losses	Catastrophes

Private Passenger Auto	79.0%	-10.4%	0.7%	88.7%	83.8%	-2.0%	0.3%	85.5%
Homeowners	87.0%	-1.6%	2.2%	86.4%	85.8%	-2.4%	0.5%	87.7%
Other Personal Lines	78.3%	-0.4%	0.2%	78.5%	101.7%	14.5%	0.3%	86.9%
Total Personal	81.3%	-7.5%	3.0%	85.8%	85.1%	-1.5%	1.1%	85.5%
Commercial Multi-Peril	94.0%	-9.6%	0.2%	103.4%	77.6%	-3.4%	0.4%	80.6%
Commercial Auto	70.3%	-17.7%	0.1%	87.9%	81.4%	-6.6%	0.1%	87.9%
Workers’ Compensation	84.9%	-1.7%	0.0%	86.6%	84.3%	-16.3%	0.0%	100.6%
Other Commercial Lines	73.3%	10.7%	0.0%	62.6%	63.6%	-25.2%	0.0%	88.8%
Total Commercial	83.6%	-8.4%	0.4%	91.6%	79.7%	-9.3%	0.5%	88.5%
Grand Total – Direct Business Only	81.7%	-7.8%	3.4%	86.1%	83.3%	-3.8%	1.6%	85.5%
		Nine Months Ended				Nine Months Ended
		September 30, 2007				September 30, 2006

		Prior Year**		Current		Prior Year**		Current
		Reserve		Accident		Reserve		Accident
		Development		Year		Development		Year
	Calendar*	Deficiency	Catastrophe	Excluding	Calendar*	Deficiency	Catastrophe	Excluding
	Year	(Redundancy)	Losses	Catastrophes	Year	(Redundancy)	Losses	Catastrophes

Private Passenger Auto	79.6%	-11.4%	0.3%	90.7%	89.1%	-2.9%	0.4%	91.6%
Homeowners	84.9%	-2.4%	1.4%	85.9%	86.7%	-4.3%	2.5%	88.5%
Other Personal Lines	85.6%	4.2%	0.1%	81.3%	90.2%	8.0%	0.2%	82.0%
Total Personal	81.3%	-8.3%	1.8%	87.8%	88.5%	-2.9%	3.1%	88.3%
Commercial Multi-Peril	90.4%	-4.6%	0.1%	94.9%	84.0%	-4.2%	0.5%	87.7%
Commercial Auto	73.5%	-13.6%	0.1%	87.0%	79.5%	-4.4%	0.1%	83.8%
Workers’ Compensation	88.3%	1.1%	0.0%	87.2%	79.9%	-9.5%	0.0%	89.4%
Other Commercial Lines	55.9%	-4.7%	0.0%	60.6%	71.1%	-9.3%	0.0%	80.4%
Total Commercial	82.8%	-5.6%	0.2%	88.2%	80.8%	-6.1%	0.6%	86.3%
Grand Total – Direct Business Only	81.8%	-7.5%	2.0%	87.3%	86.2%	-3.8%	3.6%	86.4%
*The calendar year combined ratio represents the adjusted statutory combined ratio, which removes the profit component of the management fee earned by the Company.
**The prior accident year reserve development does not include the effects of salvage and subrogation recoveries.